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                                                                    EXHIBIT 10.6

                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                       OF
                             RF MICRO DEVICES, INC.
                               (OPTION AGREEMENT)


         THIS AGREEMENT (the "Agreement"), made the ____ day of ____________, ____, between RF MICRO DEVICES, INC., a North Carolina corporation (the "Corporation"), and ______________ (the "Director");

                               R E C I T A L S :

         In furtherance of the purposes of the Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc., as it may be hereafter amended (the "Plan"), the Corporation and the Director hereby agree as follows:

         1. The rights and duties of the Corporation and the Director under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously provided to the Optionee and the terms of which are incorporated herein by reference.

         2. The Corporation hereby grants to the Director pursuant to the Plan, as a matter of separate inducement and agreement in connection with his services to the Corporation, the right and option (the "Option") to purchase all or any part of an aggregate of _____________ (____) shares of the Common Stock of the Corporation (the "shares"), at the purchase price of $_________ per share. The Option will expire if not exercised in full on or before the _____ day of _____________________, _____.

         3. Except as otherwise provided in the Plan, the period during which the Option may be exercised shall be ten years from the date hereof. To the extent that an Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time prior to expiration of the Option. Upon the exercise of an Option in whole or in part, the Director shall pay the purchase price to the Corporation in accordance with the provisions of Section 8 of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Director a certificate or certificates for the shares purchased.

         4. Nothing contained in this Agreement or the Plan shall require the Corporation to continue the services of the Director as a director for any particular period of time, nor shall it require the Director to remain in service to the Corporation as a director for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Director under the Plan with respect to the unexercised portion of his Option shall terminate immediately upon termination of the services of the Director with the Corporation as a director.

         5. This Option shall not be transferable (including by pledge or hypothecation) other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), except as may be permitted by the Plan. This Option shall be exercisable during the Director's lifetime only by the Director or by his guardian or legal representative.

         6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

         7. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Director on the day and year first above written.

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                                   RF MICRO DEVICES, INC.


                                   By:
                                      David A. Norbury
                                      President and Chief Executive Officer


Attest:



[________________________]
Secretary

[Corporate Seal]


                                   DIRECTOR



                                   Printed Name:
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                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                       OF
                             RF MICRO DEVICES, INC.
                               (OPTION AGREEMENT)

                                   SCHEDULE A




Date Option granted: __________________, 19__.
Date Option expires: __________________, 19__.
Number of shares subject to Option: _______ shares.
Option price (per share): $________.



                Date Installment                     Number of Shares
                First Exercisable                          in Installment
                -----------------                         -------------------